Exhibit 99.1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

07/02/2021

Work Order Item Number: W2021070200638-1435606
Filing Number: 20211579456
Filing Type: Amendment After Issuance of Stock
Filing Date/Time: 7/2/2021 9:56:00 AM
Filing Page(s): 4

Indexed Entity Information:

Entity ID: C22368-1996

Entity Name: PHARMACYTE BIOTECH, INC.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
REGISTERED AGENTS INC.
401 RYLAND ST STE 200-A, Reno, NV 89502, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Page 1 of 1

Commercial Recording Division
202 N. Carson Street

Filed in the Office of Secretary of State State Of Nevada Business Number C22368 - 1996 Filing Number 20211579456 Filed On 7/2/2021 9:56:00 AM Number of Pages 4

DocuSlgn Envelope ID : C9F7AD2B - 6CD5 - 460D - 85BA - DC808109642D BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov 4 T 5 C c 6 ( Profit Corporation: Certificate of Amendment (PuRsuANT To NRs 78 . 380 & 1a . 38s/78 . 39o) Certificate to Accompany Restated Articles or Amended and Restated Articles (PuRsuANT To NRs 78.403) Officer's Statement PuRsuANT ro NRs 80 . 030 . Effective Date and ime: (Optional) Date : ! 06/30/2021 T i me : (must not be later than 90 days after the cert i ficateis filed) . Information Being hanged: (Domestic orporat i ons only) Changes to takes the following effect: D The entity name has been amended . D The reg i stered agent has been changed. (attach Certificate of Acceptance from new registered agent) D The purpose of the entity has been amended . L8'.] The authorized shares have been amended . D The directors, managers or general partners have been amended . D IRS tax language has been added . D Articles have been added . D Articles have been deleted . D Other . The articles have been amended as follows : (prov i de article numbers, if _ ava i lable) [ Article IV (see attached pages for full amendment) (attach additional page(s) if necessary) . Signature: Required) X i. ( - , }J r ll _ N& · - lY -- · - I Chief Executive Officer ----------- ......... Signatu r e of Officer or Author i zed S i gner T i tle x _ _ _ _ _ _ _ _ _ _ _ _ _ _ S i gnatureof Officer or Autho ri zed S i gner Title *If any proposed amendment wou l d alter or change any preference or any relative or other right given to any class or ser i es of outstanding shares , then the amendment must be approved by the vote , i n addit i on to the affirmative vote otherwise requ i red, of the ho l dersof shares representing a major i ty of the voting power of each class or ser i es affected by the amendment regardless to limitations or restrictions on the vot i ng power thereof . Please Include any required or optional Information In space below: (attach additional page(s} if necessary) This form must be accompan i ed by appropriate fees. Page 2 of 2 Rev is ed : 1/1 / 2019

DocuS l gn Envelope ID: C9F7AD2B - 6CD5 - 460D - 85BA·DCB08109642D CERTIFICATE OF AMENDMENT (pursuant to NRS 78.385 and 78.390) Certificate of Amendment to Articles of Incorporation of PharmaCyte Biotech, Inc. PharmaCyte Biotech, Inc., ("Corporation"), a corporation organized and existing under the laws of the State of Nevada hereby certifies as follows: 1. The name of the Corporation is PharmaCyte Biotech, Inc. 2. Article IV of the Articles oflncorporation of the Corporation is hereby amended and restated in its entirety to provide as follows : The authorized capital stock of the Corporation is Fifty Billion Ten Million (50,010,000,000) shares, of which Fifty Billion (50,000,000,000) shares, with a par value of $0 . 0001per share, shall be designated "Common Stock" and of which Ten Million (10,000,000) shares, with a par value of $0.0001 per share, shall be designated "Preferred Stock . " The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board of Directors of the Corporation ("Board") in its sole discretion, authority to do so being hereby expressly vested in the Board. The authority of the Board with respect to each such series of Preferred Stock will include, without limiting the generality of the foregoing, the determination of any or all of the following: (i) The number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series; ( ii ) the voting powers, if any, of the shares of such series and whether such voting powers are full or limited and whether the class will vote with the Common Stock of the Corporation as one class, or otherwise ; ( iii ) the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid; ( iv ) whether dividends, if any, will be cumulative or noncumulative, the dividend rate or rates of such series and the dates and preferences of dividends on such series; (v) the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation; ( vi ) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto; (vii) the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity; (viii) the provisions, if any, of a sinking fund applicable to such series; and ( ix ) any other relative, participating, optional or other powers, preferences or rights, and any qualifications, limitations or restrictions thereof, of such series. - - - -- · · ··· - · · - · - -- - - - ---

DocuSign Envelope ID : C9F7AD2B - 6CD5 - 460D - 85BA - DC80810964 2D 3. The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 53% . 4. This Certificate of Amendment shall be effective upon filing with the Secretary of State of the State of Nevada. IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this 30 day of June, 2021 . By : Name : Kenneth L. Waggoner Title: Chief Executive Officer President and General Counsel

NEVADA STATE BUSINESS LICENSE PHARMACYTE BIOTECH, INC. Nevada Business Identification # NV19961216201 Expiration Date: 10/31/2021 In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada . Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration. License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived . Certificate Number: B202107021803788 You may verify this certificate online at http://www.nvsos.gov IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 07/02/2021. BARBARA K. CEGAVSKE Secretary of State